(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report
November 30, 2002



Summit
Cash Reserves
Fund
Of Financial Institutions Series Trust



www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.



Summit Cash Reserves Fund of
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Summit Cash Reserves Fund, November 30, 2002


DEAR SHAREHOLDER


For the six-month period ended November 30, 2002, Summit Cash Reserves Fund's Class A and Class B Shares had net annualized yields of 1.29% and .53%, respectively.* The Fund's 7-day yield as of November 30, 2002 was 1.03% for Class A Shares and .27% for Class B Shares.

The average portfolio maturity for Summit Cash Reserves Fund at November 30, 2002 was 57 days compared to 54 days at May 31, 2002.


Economic Environment
By November 30, 2002, the U.S. economy appeared to be on track for growth of roughly 3%, as growth in the third quarter of 2002 was a relatively strong 4%. U.S. consumers supported gross domestic product growth during the first three quarters of the year, however, the long-term sustainability of this trend is questionable as employment figures remained weak, causing most estimates for fourth-quarter growth to be in the 1% - 2% range. The strength in the housing market provided a boost to consumer spending as consumers aggressively used mortgage refinancing to reduce their debt burden. Early readings on holiday sales appear sluggish despite retailer discounting. Capital spending remained anemic and will need to pick up in early 2003 for the economy to build on its nascent recovery.

The impact of the economic data continued to be muted in light of other events that have been of greater importance to the market. The short end of the U.S. Treasury market was subject to a safe haven trade during the last few months. With U.S. Treasury yields approaching historical lows, corporate bond and equity markets once again became viable investment alternatives. As a result, along with improved economic data, both asset types posted modest gains in recent months. However, the threat of an upcoming U.S. conflict with Iraq continued to cast a pall on financial markets, seemingly limiting upside in the near term. Corporate profits have been better, but the improvement seems to be as a result of aggressive cost cutting rather than an improvement in business conditions. Currently, it remains unclear whether businesses can create the earnings sufficient to boost capital spending and to expand the labor force, which will be vital to economic growth going forward. Thus, the U.S. government seems poised to intervene with a fiscal stimulus package to assure a sustainable recovery.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



Portfolio Matters
Our desired portfolio mix and average duration remained relatively unchanged during the six-month period ended November 30, 2002. To target a 50-day - 60-day average life, we favored an overweight position in variable rate notes, and for fixed rate exposure, we preferred callable agency structures. The universe of available first-tier corporate credits declined throughout the year, thus collapsing spreads because of scarcity value. Somewhat surprisingly, spreads on agency issues remained unchanged. We added floating rate agency securities on a one-month London Interbank Offered Rate (LIBOR) less an 8 basis point equivalent, which represents a similar level to that of where first-tier commercial paper typically trades. Sufficient exposure in variable rate product should provide adequate protection against imminently higher interest rates and allow us greater flexibility with our fixed rate purchases, as we expect higher interest rates to eventually produce a steeper curve. Amid the flat-to-inverted yield curve environment in the middle part of the year, we became increasingly involved in callable agency paper. Two-year volatility reached all-time highs at 60%, compared to a one-year low of 21% and a one-year average of 30%. We believed the premiums we received by selling these imbedded call options created valuable investment opportunities, especially given the inversion of the LIBOR curve in the front end. This scenario enabled us to generate yields that were otherwise unavailable for the higher-quality credits that we were primarily focused on in this extremely credit-sensitive environment. At these volatility levels, callable bonds had superior option-adjusted spreads in addition to their higher coupons.



Summit Cash Reserves Fund, November 30, 2002


Recently, at current levels, we have become increasingly cautious of adding any new longer-exposure issues as volatility has declined, quality spreads have collapsed and U.S. Treasury yields have re-tested their lows. Hence, we no longer see value in callable structures, as their option-adjusted spreads are far less compelling. We remain content on allowing our duration target to passively drift lower, awaiting better buying opportunities, which we believe may arise if a resolution with Iraq is reached and/or the possibility of a Republican-led tax stimulus package increases.

The Fund's portfolio composition at the end of the November period and as of our last report to shareholders is detailed as follows:


                                            11/30/02           5/31/02
                                            --------           --------

Certificates of Deposit--European              0.1%               --
Certificates of Deposit--Yankee++              4.0                4.8%
Commercial Paper                              34.5               29.7
Corporate Notes                                4.2                5.0
Funding Agreements                             3.8                4.2
Medium-Term Notes                              7.9               19.0
Municipal Bonds                                0.5                --
U.S. Government, Agency & Instrumentality
Obligations--Discount                          0.7                0.8
U.S. Government, Agency & Instrumentality
Obligations--Non-Discount                     44.2               37.0
Liabilities in Excess of Other Assets          --                (0.5)
Other Assets Less Liabilities                  0.1                --
                                             ------             ------
Total                                        100.0%             100.0%
                                             ======             ======

++U.S. branches of foreign banks.



In Conclusion
We thank you for your investment in Summit Cash Reserves Fund, and we look forward to reviewing our investment strategy and outlook with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Richard J. Mejzak)
Richard J. Mejzak
Vice President and Portfolio Manager



January 2, 2003



Summit Cash Reserves Fund, November 30, 2002

SCHEDULE OF INVESTMENTS                                                     (in Thousands)

                                 Face             Interest       Maturity
Issue                           Amount             Rate*           Date           Value
Certificates of Deposit--European--0.1%

Deutsche Bank AG               $      250          2.30%         12/30/2002       $    250

Total Certificates of Deposit--European
(Cost--$250)                                                                           250


Certificates of Deposit--Yankee--4.0%

ABN-AMRO Bank NV                    1,000          2.38           1/15/2003          1,001

Bayerische Hypo-und                 4,000          1.63          12/16/2002          4,000
Vereinsbank AG

SwedBank Inc.                       2,000          1.318++        6/20/2003          2,000

Toronto-Dominion                    1,500          1.32++         9/26/2003          1,500
Bank

Total Certificates of Deposit--Yankee
(Cost--$8,500)                                                                       8,501


Commercial Paper--34.5%

Apreco, Inc.                        1,300          1.33          12/18/2002          1,299

Clipper Receivables                 1,000          1.35          12/06/2002          1,000
Corp.

Dorada Finance Inc.                 3,393          1.37           2/18/2003          3,383

Edison Asset                        4,306          1.33           2/20/2003          4,293
Securitization, LLC

Eureka Securitization               6,015          1.78          12/18/2002          6,010
Inc.

Goldman Sachs Group,                8,000          1.76++        10/09/2003          7,999
Inc.

Kitty Hawk Funding                  1,036          1.35          12/13/2002          1,036
Corp.

Mont Blanc Capital                  1,840          1.35           1/22/2003          1,836
Corp.

Morgan Stanley,                     1,500          1.455++        2/19/2003          1,500
Dean Witter & Co.                   6,000          1.455++        4/15/2003          6,000

National Australia                  1,000          1.90          12/06/2002          1,000
Funding (Delaware)
Inc.

Old Line Funding                    6,191          1.77          12/06/2002          6,190
Corp.

Pharmacia                           4,026          1.32          12/20/2002          4,023
Corporation

Preferred Receivables              10,000          1.32          12/30/2002          9,990
Funding Corp.

Rio Tinto Ltd.                      2,809          1.75          12/13/2002          2,808




                                 Face             Interest       Maturity
Issue                           Amount             Rate*           Date           Value
Commercial Paper (concluded)

Salomon Smith                   $   5,000          1.596++%       5/08/2003       $  5,000
Barney Holdings, Inc.

Societe Generale                    2,760          1.34           2/04/2003          2,753
NA Inc.

Tulip Funding                       6,644          1.32          12/19/2002          6,640
Corporation

Total Commercial Paper
(Cost--$72,761)                                                                     72,760


Corporate Notes--4.2%

Fleet National Bank                 5,000          1.96++         7/31/2003          5,001

Holmes Financing                      900          1.381++       10/15/2003            900
Number 6

National City Bank                  2,000          1.494++        5/23/2003          2,001
of Indiana

Wal-Mart Stores, Inc.               1,000          4.878          6/01/2003          1,016

Total Corporate Notes
(Cost--$8,919)                                                                       8,918


Funding Agreements--3.8%

GE Life and Annuity                 2,000          1.79          10/01/2003          2,000
Assurance Co.

Jackson National Life               1,000          1.83           2/03/2003          1,000
Insurance Co.

Pacific Life                        5,000          1.82           1/31/2003          5,000
Insurance Co.

Total Funding Agreements
(Cost--$8,000)                                                                       8,000


Medium-Term Notes--7.9%

American Honda                      2,000          1.74++        10/06/2003          2,000
Finance Corp.

Credit Suisse First                 4,000          1.926++       12/12/2002          4,000
Boston Inc.

Credit Suisse                       2,000          7.65           1/15/2003          2,013
First Boston
International Ltd.

General Electric                    2,000          1.411++       12/17/2003          2,000
Capital Corp.

Heller Financial Inc.                 750          2.09++         4/28/2003            751

Morgan Stanley, Dean                3,000          1.93++         9/19/2003          3,000
Witter & Co.



Summit Cash Reserves Fund, November 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                         (in Thousands)

                                 Face             Interest       Maturity
Issue                           Amount             Rate*           Date           Value
Medium-Term Notes (concluded)

National Rural                 $    1,000          1.931++%      12/02/2002       $  1,000
Utilities Cooperative
Finance Corp.

Northern Rock PLC                   2,000          1.42++        11/19/2003          1,999

Total Medium-Term Notes
(Cost--$16,768)                                                                     16,763


Municipal Bonds--0.5%

California State,                   1,000          1.38++         6/20/2003          1,000
Revenue Anticipation
Notes

Total Municipal Bonds
(Cost--$1,000)                                                                       1,000


U.S. Government, Agency & Instrumentality
Obligations--Discount--0.7%

Fannie Mae                          1,500          2.11          12/13/2002          1,499

Total U.S. Government, Agency & Instrumentality
Obligations--Discount (Cost--$1,499)                                                 1,499


U.S. Government, Agency & Instrumentality
Obligations--Non-Discount--44.2%

Fannie Mae                          7,000          1.57++        12/05/2002          7,000
                                    2,000          1.231++        4/15/2003          2,000
                                    2,000          4.625          5/15/2003          2,030
                                    3,000          1.238++        6/09/2003          2,999
                                    1,000          4.75          11/14/2003          1,029
                                    4,000          1.613++        1/16/2004          4,001



                                 Face             Interest       Maturity
Issue                           Amount             Rate*           Date           Value
U.S. Government, Agency & Instrumentality
Obligations--Non-Discount (concluded)

Fannie Mae                     $    2,000          3.75%          5/12/2004       $  2,018
(concluded)                           500          2.46           8/19/2004            502
                                    3,000          2.80           9/03/2004          3,010
                                      155          2.40          10/29/2004            156

Federal Farm                        4,650          1.60++        10/01/2003          4,649
Credit Bank                         1,000          1.24++        11/14/2003          1,000
                                    2,000          1.24++        12/24/2003          2,000
                                    1,000          1.25++         2/23/2004          1,000
                                      750          1.62++         3/01/2004            750
                                    6,000          1.514++        4/07/2004          5,996
                                    3,000          1.67++         6/21/2004          3,000

Federal Home                        2,000          5.125          1/13/2003          2,008
Loan Bank                           7,000          1.24++         2/28/2003          6,999
                                    5,000          1.52++         3/06/2003          4,999
                                    2,000          1.247++        3/21/2003          2,000
                                   15,000          1.666++        9/15/2003         15,000
                                    1,000          1.633++       12/29/2003          1,000
                                    1,000          1.625++        1/02/2004            999
                                    2,400          3.75           4/15/2004          2,459

Federal Home Loan                   2,000          4.75           3/15/2003          2,019
Mortgage Corporation                2,000          2.50           8/20/2004          2,007
                                      720          2.35          10/08/2004            721

Student Loan                       10,000          1.448++        2/12/2004          9,998
Marketing Association

Total U.S. Government, Agency & Instrumentality
Obligations--Non-Discount (Cost--$93,245)                                           93,349

Total Investments (Cost--$210,942)--99.9%                                          211,040
Other Assets Less Liabilities--0.1%                                                    188
                                                                                  --------
Net Assets--100.0%                                                                $211,228
                                                                                  ========

*Commercial Paper and certain U.S. Government, Agency &
Instrumentality Obligations are traded on a discount basis. The interest rates shown reflect the rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at November 30, 2002.
++Variable rate notes.

See Notes to Financial Statements.



Summit Cash Reserves Fund, November 30, 2002



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 2002
Assets:           Investments, at value (identified cost--$210,942,019*)                                       $211,039,751
                  Receivables:
                     Interest                                                                $    457,261
                     Beneficial interest sold                                                     132,896           590,157
                                                                                             ------------
                  Prepaid registration fees                                                                          45,049
                                                                                                               ------------
                  Total assets                                                                                  211,674,957
                                                                                                               ------------

Liabilities:      Payables:
                     Beneficial interest redeemed                                                 210,260
                     Distributor                                                                   98,169
                     Investment adviser                                                            81,308
                     Custodian bank                                                                28,822
                     Dividends to shareholders                                                      8,214           426,773
                                                                                             ------------
                  Accrued expenses                                                                                   20,390
                                                                                                               ------------
                  Total liabilities                                                                                 447,163
                                                                                                               ------------

Net Assets:       Net assets                                                                                   $211,227,794
                                                                                                               ============

Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:       number of shares authorized                                                                  $  6,035,856
                  Class B Shares of beneficial interest, $.10 par value, unlimited
                  number of shares authorized                                                                    15,077,150
                  Paid-in capital in excess of par                                                              190,017,056
                  Unrealized appreciation on investments--net                                                        97,732
                                                                                                               ------------
                  Net assets                                                                                   $211,227,794
                                                                                                               ============

Net Asset         Class A--Based on net assets of $60,389,850 and 60,358,560 shares
Value:            of beneficial interest outstanding                                                           $       1.00
                                                                                                               ============
                  Class B--Based on net assets of $150,837,944 and 150,771,503 shares
                  of beneficial interest outstanding                                                           $       1.00
                                                                                                               ============


*Cost for Federal income tax purposes. As of November 30, 2002, net unrealized appreciation for Federal income tax purposes amounted to $97,732, of which $111,128 related to appreciated securities and $13,396 related to depreciated securities.

See Notes to Financial Statements.



Summit Cash Reserves Fund, November 30, 2002


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                   For the Six Months Ended
                                                                                                          November 30, 2002
Investment        Interest and amortization of premium and discount earned                                     $  2,035,325
Income:

Expenses:         Distribution fees--Class B                                                 $    572,761
                  Investment advisory fees                                                        524,043
                  Transfer agent fees--Class B                                                     70,121
                  Accounting services                                                              34,077
                  Professional fees                                                                31,752
                  Registration fees                                                                25,747
                  Transfer agent fees--Class A                                                     22,760
                  Trustees' fees and expenses                                                      19,999
                  Printing and shareholder reports                                                 15,850
                  Custodian fees                                                                    5,654
                  Pricing fees                                                                        257
                  Other                                                                             4,674
                                                                                             ------------
                  Total expenses before reimbursement                                           1,327,695
                  Reimbursement of expenses                                                          (70)
                                                                                             ------------
                  Total expenses after reimbursement                                                              1,327,625
                                                                                                               ------------
                  Investment income--net                                                                            707,700
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                                  58,026
Unrealized        Change in unrealized appreciation on investments--net                                            (35,913)
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized gain on investments--net                                             22,113
                                                                                                               ------------
                  Net Increase in Net Assets Resulting from Operations                                         $    729,813
                                                                                                               ============

See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                        November 30, 2002    May 31, 2002
Operations:       Investment income--net                                                     $    707,700      $  4,184,058
                  Realized gain on investments--net                                                58,026            63,759
                  Change in unrealized appreciation/depreciation on investments--net             (35,913)         (350,699)
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                            729,813         3,897,118
                                                                                             ------------      ------------

Dividends &       Investment income--net:
Distributions to     Class A                                                                    (350,136)       (1,500,944)
Shareholders:        Class B                                                                    (357,564)       (2,683,114)
                  Realized gain on investments--net:
                     Class A                                                                     (15,559)          (17,040)
                     Class B                                                                     (42,467)          (46,719)
                                                                                             ------------      ------------
                  Net decrease in net assets resulting from dividends and distributions
                  to shareholders                                                               (765,726)       (4,247,817)
                                                                                             ------------      ------------

Beneficial        Net increase (decrease) in net assets derived from beneficial
Interest          interest transactions                                                        23,110,806      (45,380,279)
Transactions:                                                                                ------------      ------------

Net Assets:       Total increase (decrease) in net assets                                      23,074,893      (45,730,978)
                  Beginning of period                                                         188,152,901       233,883,879
                                                                                             ------------      ------------
                  End of period                                                              $211,227,794      $188,152,901
                                                                                             ============      ============

See Notes to Financial Statements.



Summit Cash Reserves Fund, November 30, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights

The following per share data and ratios                                                      Class A
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share           Net asset value, beginning of period      $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:        Investment income--net                        .0061        .0238        .0560        .0508        .0556
                    Realized and unrealized gain (loss)
                    on investments--net                           .0001        .0009        .0023      (.0005)      (.0004)
                                                              ---------    ---------    ---------    ---------    ---------
                    Total from investment operations              .0062        .0247        .0583        .0503        .0552
                                                              ---------    ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                    (.0061)      (.0238)      (.0560)      (.0508)      (.0556)
                      Realized gain on investments--net         (.0003)      (.0003)      (.0001)           --         --++
                                                              ---------    ---------    ---------    ---------    ---------
                    Total dividends and distributions           (.0064)      (.0241)      (.0561)      (.0508)      (.0556)
                                                              ---------    ---------    ---------    ---------    ---------
                    Net asset value, end of period            $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                              =========    =========    =========    =========    =========
                    Total investment return**                    1.29%*        2.42%        5.65%        5.17%        5.71%
                                                              =========    =========    =========    =========    =========

Ratios to           Expenses, net of reimbursement                .71%*         .72%         .67%         .67%         .34%
Average                                                       =========    =========    =========    =========    =========
Net Assets:         Expenses                                      .71%*         .72%         .67%         .71%        1.04%
                                                              =========    =========    =========    =========    =========
                    Investment income and realized gain
                    on investments--net                          1.29%*        2.41%        5.47%        5.09%        4.75%
                                                              =========    =========    =========    =========    =========

Supplemental Data:  Net assets, end of period
                    (in thousands)                            $  60,390    $  52,552    $  68,962    $  52,564    $  56,512
                                                              =========    =========    =========    =========    =========



                                                                                             Class B
The following per share data and ratios
have been derived from information                           For the Six                                     For the Period
provided in the financial statements.                        Months Ended                                   Oct. 9, 1998++++
                                                             November 30,     For the Year Ended May 31,      to May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000        1999
Per Share           Net asset value, beginning of period      $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:        Investment income--net                        .0023        .0162        .0497        .0432        .0260
                    Realized and unrealized gain (loss)
                    on investments--net                           .0001        .0009        .0024      (.0004)      (.0002)
                                                              ---------    ---------    ---------    ---------    ---------
                    Total from investment operations              .0024        .0171        .0521        .0428        .0258
                                                              ---------    ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                      Investment income--net                    (.0023)      (.0162)      (.0497)      (.0432)      (.0260)
                      Realized gain on investments--net         (.0003)      (.0003)      (.0001)           --         --++
                                                              ---------    ---------    ---------    ---------    ---------
                    Total dividends and distributions           (.0026)      (.0165)      (.0498)      (.0432)      (.0260)
                                                              ---------    ---------    ---------    ---------    ---------
                    Net asset value, end of period            $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                                              =========    =========    =========    =========    =========
                    Total investment return**                     .53%*        1.65%        4.82%        4.38%       4.12%*
                                                              =========    =========    =========    =========    =========

Ratios to           Expenses, net of reimbursement               1.47%*        1.48%        1.44%        1.43%       1.10%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:         Expenses                                     1.47%*        1.48%        1.44%        1.48%       1.46%*
                                                              =========    =========    =========    =========    =========
                    Investment income and realized gain
                    on investments--net                           .52%*        1.66%        4.78%        4.33%       3.99%*
                                                              =========    =========    =========    =========    =========

Supplemental Data:  Net assets, end of period
                    (in thousands)                            $ 150,838    $ 135,601    $ 164,922    $ 174,683    $ 166,818
                                                              =========    =========    =========    =========    =========

*Annualized.
**The Fund's Investment Adviser waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.
++Amount is less than $.0001 per share.
++++Commencement of operations.

See Notes to Financial Statements.



Summit Cash Reserves Fund, November 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which comprises a series of separate portfolios offering a separate class of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.



Summit Cash Reserves Fund, November 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(g) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft that resulted from management estimates of available cash.


2. Investment Advisory and Administrative Agreements:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund. For the six months ended November 30, 2002, FAM earned fees of $524,043, of which $70 was waived.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class B Shares.

For the six months ended November 30, 2002, MLPF&S received contingent deferred sales charges of $291,704 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2002, the Fund reimbursed FAM $2,472 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $23,110,806 and $(45,380,279) for the six months ended November 30, 2002 and for the year ended May 31, 2002, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                          Dollar
November 30, 2002                         Shares          Amount

Shares sold                           41,386,635     $   41,386,635
Automatic conversion of shares         1,260,520          1,260,520
Shares issued to shareholders
in reinvestment of dividends
and distributions                        319,235            319,235
                                  --------------     --------------
Total issued                          42,966,390         42,966,390
Shares redeemed                     (35,119,769)       (35,119,769)
                                  --------------     --------------
Net increase                           7,846,621     $    7,846,621
                                  ==============     ==============




Summit Cash Reserves Fund, November 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)



Class A Shares for the Year                               Dollar
Ended May 31, 2002                        Shares          Amount

Shares sold                          248,688,522     $  248,688,522
Automatic conversion of shares         1,646,760          1,646,760
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,263,666          1,263,666
                                  --------------     --------------
Total issued                         251,598,948        251,598,948
Shares redeemed                    (267,918,256)      (267,918,256)
                                  --------------     --------------
Net decrease                        (16,319,308)     $ (16,319,308)
                                  ==============     ==============



Class B Shares for the
Six Months Ended                                          Dollar
November 30, 2002                         Shares          Amount

Shares sold                           91,078,413     $   91,078,413
Shares issued to shareholders
in reinvestment of dividends
and distributions                        359,637            359,637
                                  --------------     --------------
Total issued                          91,438,050         91,438,050
Automatic conversion
of shares                            (1,260,520)        (1,260,520)
Shares redeemed                     (74,913,345)       (74,913,345)
                                  --------------     --------------
Net increase                          15,264,185     $   15,264,185
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended May 31, 2002                        Shares          Amount

Shares sold                          154,693,834     $  154,693,834
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,473,538          2,473,538
                                  --------------     --------------
Total issued                         157,167,372        157,167,372
Automatic conversion of shares       (1,646,760)        (1,646,760)
Shares redeemed                    (184,581,583)      (184,581,583)
                                  --------------     --------------
Net decrease                        (29,060,971)     $ (29,060,971)
                                  ==============     ==============




Summit Cash Reserves Fund, November 30, 2002


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Robert S. Salomon, Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Kevin J. McKenna, Senior Vice President
Richard J. Mejzak, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Effective January 1, 2003, Melvin R. Seiden, Trustee of Summit Cash Reserves Fund, retired. The Fund's Board of Trustees wishes Mr.
Seiden well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210